UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 6, 2017

TORCHMARK CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices)
Registrant’s telephone number, including area code: (972) 569-4000
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Benefit Plans

Effective as of November 1, 2017, the Torchmark Corporation Savings and Investment Plan will change record keepers from VOYA to Empower Retirement.

This change in record keeper will necessitate a blackout period during which participants in the plan will be unable to effect certain transactions with respect to their plan accounts. During the blackout period, certain transactions in the Torchmark Stock Fund (a fund which invests in shares of Torchmark Corporation’s common stock) will be suspended and plan participants will be unable to access their account balance and other information, transfer or diversify their investments in the plan, and obtain a withdrawal, loan or distribution from the plan.

The blackout period will commence at 3:00 p.m. Central Time on October 24, 2017 and is scheduled to end during the week of November 12, 2017. During the week of November 12, 2017, information regarding whether the blackout period has ended may be obtained, free of charge, by calling Empower at 888-411-4015. No trades can be processed during the blackout period.

Notice of this blackout period was sent, on October 6, 2017, to all members of the Torchmark Board of Directors and to all of Torchmark’s executive officers. The foregoing description of the notice is qualified in its entirety by reference to the notice, which is attached to this Form 8-K as Exhibit 99.1 and which is incorporated by reference herein.

Questions about Section 306(a) of the Sarbanes-Oxley Act or questions regarding the blackout period or the blackout period notice should be addressed to Cory Newman at Torchmark Corporation (469-525-4253 or cnewman@torchmarkcorp.com), 3700 South Stonebridge Drive, McKinney, Texas, 75070. During the blackout period and for a period of two years after the ending date of the blackout period, information regarding the actual beginning and ending dates of the blackout period may also be obtained, free of charge, by contacting Cory Newman at Torchmark Corporation (469-525-4253 or cnewman@torchmarkcorp.com), 3700 South Stonebridge Drive, McKinney, Texas, 75070.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

None.

(b) Pro forma financial information.

None.

(c) Shell company transactions.

None.

(d) Exhibits.

99.1 Notice of Blackout Period for the Torchmark Corporation Savings and Investment Plan

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: October 6, 2017

/s/ Carol A. McCoy
Carol A. McCoy, Vice President, Associate Counsel and Corporate Secretary